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                                                                    Exhibit 23.1
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                        CONSENT OF PRICE WATERHOUSE LLP
                        -------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated August 2, 1996 appearing on pages F-2 and F-4, respectively, of MarkWest Hydrocarbon, Inc.'s Registration Statement on Form S-1 (File No. 333-09513).


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Denver, Colorado
January 30, 1997